3627931v1
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                           Form 8-K/A

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 14, 2002


                  The Phoenix Group Corporation

     (Exact name of registrant as specified in its charter)

       Delaware              000-20354            23-2596710
(State     or     other  (Commission File   (I.R.S. Employer
Jurisdiction         of        No.)         Identification No.)
incorporation)
   801 East Campbell           75081
   Road, Suite 345,         (Zip Code)
   Richardson, Texas
 (Address of Principal
  Executive Offices)


 Registrant's telephone number, including area code:  (214) 382-
                              3630


                         Not Applicable
  (Former name or former address, if changed since last report)


Item 5.        Other Events

      As previously disclosed, on May 9, 2002, The Phoenix Group Corporation ("The Phoenix Group") secured the right to acquire Homecare Dimensions, Inc. ("Homecare") through an acquisition of all its issued and outstanding common stock on or before November 4, 2002. The independent auditor has advised The Phoenix Group that the earnings from Homecare will not be consolidated with those of The Phoenix Group for the quarter ending June 30, 2002. Until the terms of the agreement dated May 9, 2002 have been satisfied, the transaction will be treated as an option to acquire the stock of Homecare. Therefore, the financial statements for Homecare and pro forma financials will not be filed until such terms and conditions are met.

          (c)  Exhibits

               99.1  Press Release dated August 13, 2002.

      SIGNATURE  Pursuant to the requirements of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August __ 2002

The Phoenix Group Corporation.


/s/ Ronald E. Lusk
By Ronald E. Lusk, in his capacity as Chairman
of The Phoenix Group Corporation